                                                         Agreement No. Aas-463-A
                                                               Page 1 of 31

                        AGREEMENT FOR PUBLISHING SERVICES

This Agreement for Publishing Services ("Agreement") is entered into effective as of January 1, 2002 ("Effective Date") between Ameritech Publishing, Inc., d/b/a Ameritech advertising services, a Delaware corporation with its principal business offices at 100 E. Big Beaver Road, Troy, MI 48083 ("Publisher"), and R.
H. Donnelley Inc. ("RHD"), a Delaware corporation with its principal offices at One Manhattanville Road, Purchase, New York 10577 ("RHD"). This Agreement terminates, supersedes and replaces the Agreement for Publishing Services entered into between RHD and The Am-Don Partnership a/k/a DonTech as of July 17, 1997 (which was assumed by Publisher in December 1997). Publisher and RHD are sometimes referred to herein, collectively, as the "Parties," and, individually, as a "Party." While The DonTech Partnership, a general partnership between the Parties (or their affiliates) organized under the Illinois Uniform Partnership Act ("DonTech"), may (a) directly receive from RHD, on behalf of Publisher, certain services or data and/or (b) directly provide to RHD, on behalf of Publisher, certain services or data (in either case as the Publisher's exclusive sales agent with respect to the directories subject to this Agreement), the Parties hereby acknowledge and agree that DonTech is not a party to this Agreement nor shall it be deemed a third party beneficiary of this Agreement. Consequently, DonTech shall not be entitled to enforce any of the terms or conditions of this Agreement. Publisher and RHD agree to use their reasonable best efforts to cause DonTech to cooperate and perform any and all activities necessary and appropriate in connection with this Agreement. DonTech, or any other successor entity that shall hereafter serve as Publisher's sales agent with respect to the directories subject to this Agreement, shall hereinafter be referred to as "Publisher's Sales Agent."

Therefore, for the promises and other considerations set forth herein, the Parties mutually agree as follows:

1.       TERM

This Agreement will continue in full force and effect until December 31, 2008 (the "Termination Date"), unless previously terminated in accordance with
Section 18.

2.       SCOPE OF WORK; PERFORMANCE STANDARDS

         a. Scope of Work. The services to be performed under this Agreement, including those specifically described in Sections 3 through 14 and Attachment 2 of this Agreement will be provided by RHD to Publisher under this Agreement during the term of the Agreement for all of Publisher's print classified directories identified on Attachment1 published during the term of this Agreement, and any other print classified print directories published by Publisher during the term of this Agreement for primary distribution in whole or in part either
                  (i) in Illinois or (ii) in the geographical area where the Northwest Indiana Directories are published for primary distribution on this Agreement's Effective Date. Any changes or additions to the services to be provided by RHD hereunder from those specified herein, and any additional costs incurred by RHD as a result thereof, shall be governed by the Work Request Process described in Section 16.

                                                         Agreement No. Aas-463-A
                                                               Page 2 of 31

2.       SCOPE OF WORK; PERFORMANCE STANDARDS (CON'T)

         b. Performance Standards. The Parties agree that each Party shall perform its respective obligations hereunder as specified by the performance standards set forth herein, which performance standards may be modified from time to time upon mutual agreement of the Parties. With respect to any performance standard that calls for performance within a specified number of days or working days, compliance with that standard shall be measured on a three-month rolling average basis. Any documents or records called for by this Agreement shall be provided and/or maintained in the form specified by this Agreement, except as may otherwise be mutually agreed by the Parties.

3.       SERVICE ORDER PROCESSING

         a.       Provision of Service Orders by Publisher.

                  i. Publisher will provide to RHD service order data containing business customers' listing information on a daily basis via electronic transmission for automated application to the listings database.

                  ii. Should service order data provided by Publisher require modifications to the service order interface, or should RHD be required to handle service orders outside of the existing interface process, Publisher shall reimburse RHD's reasonable and necessary additional costs, in accordance with the Work Request Process.

         b. Service Order Data Processing to be Performed by RHD. RHD will perform the following activities with respect to service orders:

                  i. Update the listings database daily and provide Publisher and Publisher's Sales Agent with daily electronic notification whenever advertising is affected.

                  ii. Where necessary, contact the issuing telephone company to resolve discrepancies.


                  iii. Transmit to Publisher's Sales Agent potential sales leads in electronic format that may be identified as a result of service order processing within *** working days of receipt of service order information.

                  iv. The Parties acknowledge that (A) the entry of multiple telephone companies providing local exchange telephone service within the area covered by Publisher's directories or (B) any conversion of Publisher's service order listing base system may have significant and unanticipated impact on the abilities of Parties to maintain a complete and accurate listings database. The occurrences described in clauses (A) and (B) may also impact RHD's ability

------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 3 of 31

3.       SERVICE ORDER PROCESSING (con't)

         b.       Service Order Data Processing to be Performed by RHD (con't)

                           to maintain the outlined turnaround and/or average outgoing quality level (the "AOQL") for service order processing. In such cases, RHD will work to achieve a listings database that is as complete and accurate as reasonably can be achieved, and Publisher shall reimburse RHD for its reasonable costs related thereto in accordance with the Work Request Process.

                  v. Assuming an automated process between RHD and Publisher whereby (A) ***% or more of the transmitted service orders can be applied directly to the listings database without manual intervention and (B) ***% or less of the hard copy service orders received are defective, then RHD shall update the listings database with automated service orders daily, and with manually processed service orders within *** working days of receipt of such service orders. If
                           (A) less than ***% of the transmitted service orders can be applied directly to the listings database without manual intervention or (B) more than ***% of the hard copy service orders received are defective, then the Parties shall negotiate revised time periods for processing service orders and agree upon any additional costs to RHD, in accordance with the Work Request Process.

         c. Quality Control. RHD agrees to maintain an AOQL for service order processing of at least ***% accuracy, to be verified by the following process:

                  i. RHD shall maintain records of service orders in a format mutually agreed by the parties, which shall contain such information as the levels of manual intervention and the AOQL for the service orders processed by RHD. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                  ii. The quality inspection shall be performed using a valid statistical sampling scheme whereby samples of daily production are subjected to inspection. Defects identified by the sample will be promptly returned to RHD production and corrected.

                  iii. The data collected from the quality inspection process will be recorded and provided to Publisher to be applied to graph charts. The Publisher graph charts record the AOQL, which is required to be ***% or greater. These monthly statistics will be maintained by RHD and the charts will be maintained and kept on file by Publisher for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 4 of 31

3.       SERVICE ORDER PROCESSING (con't)

         c.       Quality Control (con't)

                  iv.      The AOQL will be determined by the following method:

                           - All defects (non-conforming quality service orders) identified in the sample will be divided by the total number of service orders included in the sample to compute a "projected defect percentage."

                           - This projected defect percentage will then be multiplied by the total number of service orders processed during the relevant period to compute "projected total defects."

                           - The projected total defects less the defects corrected pursuant to clause ii. above are then divided by the total number of service orders processed during the relevant period to compute a "defect percentage".

                           - This defect percentage is then subtracted from 100% to derive the AOQL.

         d. Telecommunications Carrier ("TC") Service Orders. RHD will image all manual and mechanized TC service orders sent to RHD by Publisher. The imaging process consists of: batching, scanning, and manually keying all index information into RHD's imaging database. Imaged information is provided on a stand-alone basis accessible only from RHD's Imaging application, and no reference to these orders or accounts would exist in RHD's publishing (OLTP) or customer service
                  (CSO) databases.

4.       CONTRACT PROCESSING

         a. Local Advertising Contracts. Publisher agrees to use its reasonable best efforts to cause Publisher's Sales Agent to provide to RHD a consistent volume of contracts of between
                  *** to *** manual contract insertions (including those
                  arising from any reciprocal agreements or other arrangements that Publisher may enter into) per week. These manual contract insertions shall be provided by Publisher in accordance with the agreed upon Schedule established pursuant to Section 12. Unless the contracts require querying as described below, then the individual contracts will be processed by RHD within *** working days from the date of receipt by RHD of the individual contracts. A customer acknowledgment letter will be mailed to each customer on the *** working day after the receipt of the contracts by RHD. In January 2003, the Parties agree to comprehensively review the impact of the AdVantage full upload on the insertion volumes set forth in this Section and to negotiate in good faith appropriate volume levels and variable pricing for both manual and automated insertions. At that time, this Agreement will be amended accordingly to reflect the agreement of the Parties on these matters.
-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 5 of 31

4.       CONTRACT PROCESSING (con't)

         a.       Local Advertising Contracts (con't)

                  i. If a given contract cannot be processed as received, RHD will provide a query to Publisher's Sales Agent within *** business days of RHD's determination that the contract cannot be processed. The contract will be processed within *** working days of Publisher's Sales Agent providing query resolution to RHD.

                  ii. Volumes in excess of *** manual contract insertions per week will be processed within *** working days from receipt of the contracts. With respect to such contracts, a customer acknowledgment letter will be mailed within *** working days from receipt of the contracts by RHD.

         b. Quality Control. RHD agrees to maintain an AOQL for contract processing of at least ***% accuracy, to be verified by the following process:

                  i. RHD shall maintain records of the contracts in a form mutually agreed by the Parties, which shall contain such information as the AOQL for the contracts processed by RHD. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                  ii. The quality inspection shall be performed using a valid statistical sampling scheme whereby samples of daily production are subjected to inspection. Defects identified by the sample will be promptly returned to RHD production and corrected.

                  iii. The data collected from the quality inspection process will be recorded and provided to Publisher to be applied to graph charts. The graph charts record the AOQL, which is required to be ***% or greater. These monthly statistics will be maintained by RHD and the charts will be maintained and kept on file by Publisher for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

                  iv.      The AOQL will be determined by the following method:

                           -        All defects (non-conforming quality
                                    insertions) identified in the sample will be divided by the total number of insertions included in the sample to compute a "projected defect percentage."

                           - This projected defect percentage will then be multiplied by the total number of insertions processed during the relevant period to compute "projected total defects."

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 6 of 31

4.       CONTRACT PROCESSING (con't)

         b.       Quality Control (con't)

                  iv.      The AOQL will be determined by the following method:
                           (con't)

                           - The projected total defects less the defects corrected pursuant to clause ii. above are then divided by the total number of insertions processed during the relevant period to compute a "defect percentage".

                           - This defect percentage is then subtracted from 100% to derive the AOQL.

         c. Reciprocal & Cross-Sell Advertiser Contracts. RHD will receive and process all contracts resulting from reciprocal agreements currently in place. This service will include routine, daily coordination with Verizon (referred to as "reciprocal") and the SBC directory affiliates (referred to as "cross-sell"). The SBC directory affiliates are referred to herein, collectively, as "SBCDO." At no additional charge above the reciprocal contract processing price in the Pricing Schedule (see Attachment 2), RHD will compare and review reciprocal advertiser contracts and copy for adherence to directory standards and the contract database will be updated where required. RHD shall forward to the appropriate publisher for processing computer output resulting from Publisher's sales into reciprocal directories. In the event that Publisher negotiates new reciprocal agreements, the Parties will mutually agree upon and enter into appropriate service and pricing agreements to support such additional reciprocal agreements, in accordance with the Work Request Process.

         d.       Acknowledgment Letters to Advertisers.

                  i. Publisher shall reimburse RHD for the costs associated with postage, paper and mailing supplies in connection with customer acknowledgement letters. Such costs are not included within the Annual Fee described in Section 15 hereof.

                  ii. RHD will continue to use the existing vendor to perform RHD's obligations with regard to customer acknowledgement letters. In the event that Publisher designates another vendor, RHD shall not be responsible for the vendor's performance, including without limitation the vendor's turnaround time. Publisher shall be responsible for any additional costs associated with transitioning to any different vendor. The Parties shall use the Work Request Process if a change of vendor is requested or becomes necessary.

5.       DATA MAINTENANCE

RHD will perform routine database corrections resulting from error reports generated in the closing and billing processes. Acknowledgement Letters that are returned as undeliverable will be routed to Publisher's Sales Agent to contact the applicable advertiser for address correction.

                                                         Agreement No. Aas-463-A
                                                               Page 7 of 31

6.       COPY PROCESSING

         a. Copy Supplied by Publisher's Sales Agent. Publisher's Sales Agent shall provide RHD with copy that has been edited according to Publisher's standards. RHD assumes no responsibility for copy editing, except as provided by Section 6 (c).

         b. RHD's Copy Processing Obligations. Upon receipt of advertising copy from Publisher's Sales Agent, RHD will compose ads and store the finished ads digitally in the graphics database in a format that is an acceptable standard for the industry. All ads will be proofread to ensure that the advertising proof generated by the graphics database matches the copysheet submitted by the Publisher's Sales Agent. For all ads manufactured from copy received prior to the mutually agreed upon show proof close date, two (2) proofs will be mailed in accordance with the Publisher's instructions.

         c. Reciprocal Sales. For reciprocal sales into Publisher directories, RHD will edit the copy, manufacture the ad, and provide Publisher with a production print. For sales into Verizon or other SBCDO directories by Publisher's Sales Agent, RHD will copy edit and provide the publisher with the art. These editing services are at no additional charge. The compensation to be paid to RHD will be calculated as set forth for Copy Processing in the Attachment 2.

         d. Copy Processing Turnaround Times. Provided that copy is received consistent with the agreed upon specifications, schedules, and volumes, RHD will

                  i. manufacture display and process color ads within *** working days from RHD's receipt of the copysheet;

                  ii. complete in column ads within *** working days from the date of order processing completion by RHD.

                  Where the copysheet cannot be processed as received from Publisher, RHD will provide a query to Publisher's Sales Agent within *** business days of RHD's determination that the copysheet cannot be processed. The copysheet will be processed within *** working days of Publisher's Sales Agent providing query resolution to RHD.

         e. Postage. Publisher shall reimburse RHD for the costs of postage incurred in connection with proof mailing. Such costs are not included within the Annual Fee described in Section 15 hereof.

         f. Quality Control. RHD commits to maintain high quality levels and will perform the following quality assurance activities with respect to copy processing:

                  i. Internally, RHD will proofread ***% of the finished ads to ensure that the proof of the finished ad matches the copysheet.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 8 of 31

6.       COPY PROCESSING (con't)

         f.       Quality Control (con't)

                  ii. After the ads are proofread, RHD will select ads meeting the criteria for NAT Audit based on the closing schedule and the changes required to Name, Address, Telephone which subject the advertising to the telephone audit. The audit will be performed and any identified necessary changes will be returned promptly to RHD production and corrected to the advertising proof. The Parties acknowledge that the NAT audit is currently provided by RHD under the Work Request Process and will continue to be billed separately to Publisher pursuant to the Work Request Process through June 30, 2002. In July 2002, the Parties agree to comprehensively review the costs and pricing of the NAT audit process, and to negotiate in good faith to remove NAT audit activity from the Work Request Process and to include an appropriate level of NAT audit activity as part of a mutually agreed increased Base Fee. At that time, this Agreement will be amended accordingly to reflect the agreement of the Parties on these matters.

                  iii. RHD agrees to maintain an AOQL for copy processing of at least ***% accuracy, to be verified by the following process:

                           (a) RHD shall maintain records relating to copy received from Publisher's Sales Agent and processed by RHD, in a format mutually agreed by the Parties. The detailed information is maintained for review by Publisher and on a monthly basis the results are forwarded to the Publisher. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                           (b) The quality inspection shall be performed using a valid statistical sampling scheme whereby samples of daily production are subjected to inspection. Defects identified by the sample will be promptly returned to RHD production and corrected.

                           (c)      The data collected from the quality
                                    inspection process will be recorded by RHD and provided to Publisher to be applied to graph charts. The Publisher's graph charts record the AOQL, which is required to be ***% or greater. These charts will be maintained by Publisher and kept on file for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 9 of 31

6.       COPY PROCESSING (con't)

         f.       Quality Control (con't)

                  iii. RHD agrees to maintain an AOQL for copy processing of at least ***% accuracy, to be verified by the following process: (con't)

                           (d) The AOQL will be determined by the following method:

                                    -        All defects (nonconforming quality
                                             finished ads) identified in the
                                             sample will be divided by the total
                                             number of finished ads included in
                                             the sample to compute a "projected
                                             defect percentage."

                                    -        This projected defect percentage
                                             will then be multiplied by the
                                             total number of finished ads
                                             processed during the relevant
                                             period to compute "projected total
                                             defects."

                                    -        The projected total defects less
                                             the defects corrected pursuant to
                                             clause (b) above are then divided
                                             by the total number of finished ads
                                             processed during the relevant
                                             period to compute a "defect
                                             percentage". o This defect
                                             percentage is then subtracted from
                                             100% to derive the AOQL.

7.       BOOK PRODUCTION

         a. Classified Advertising. RHD will proof all advertising and free listings in book form subsequent to the close of a directory's sales campaign. RHD will proof for the following items: Phone numbers for all listings and ads; Invalid fonts; RGB photos; Overprints; Telltales; Continued heading text; "Holes" on the page; First page half-class title, running head, and copyright date; Alpha tabs, Overlaps, General graphic problems, Leader Ads, Alpha Listings, Trade items, Bold/non bold and red/black captions; Duplication; Split captions; Left justified AL phone numbers; Drug filler in sensitive headings, Guides, and Bleed bars. RHD will produce the directory's pages in conformance with reasonable specifications provided by Publisher. Upon request of the Publisher, RHD will forward digital files for printing in accordance with schedules mutually agreed to by the Parties. RHD will ship up to *** pages per day to Publisher's printers; however, technological enhancements may, upon mutual agreement, supersede and increase these page requirements. At the request of the Publisher and with approval from the Publisher's Printer, RHD can ship up to *** pages per day up to a maximum of *** consecutive business days without additional cost, subject to RHD's in-house schedule capacity. Requests for more than *** consecutive days or a total of *** days in a given month, may be subject to additional costs incurred by RHD for extraordinary staffing. The quality of media provided by RHD to the designated printers will be ***% accurate (computed as the number of printer call backs divided by the total number of pages sent to the printer) and in accordance with standards mutually agreed upon by the Parties.



-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 10 of 31

7.       BOOK PRODUCTION (con't)

         b. White Pages. RHD will extract and forward to Publisher's Listing Services Department white pages advertising according to an annual schedule to be provided by Publisher. RHD shall identify listing discrepancies between sold advertising and telephone company records, and RHD will transmit this information to Publisher's Listing Services Department for inclusion in Publisher's white pages. RHD will produce a digital file of white page ads composed by RHD in postscript format and transmit to Publisher's Listing Services Department.

8.       MAINTENANCE OF COMPLETE PAGE POSITIVES/DIGITAL FORMATS

         All completely assembled digital file formats used in the production of the current issue of the directories shall be kept by RHD at a safe site in secure files for use at the time of the next issue of such directories for the retrieval of standing ads. RHD will maintain the pages in digital form and transmit a digitized postscript file to Publisher's Printer upon completion of book production. This information must be stored for a minimum of one (1) year or until the next publication date, whichever is longer. Upon Publisher's prior written request, RHD will deliver to Publisher any and all assembled digital files within *** working days of RHD sending this information to Publisher's printer.

9.       NATIONAL ACCOUNTS

         a. YPPA Standards Compliance. RHD will receive national advertising orders and correspondence for Publisher directories through the Yellow Pages Publishers Association's ("YPPA") Electronic Intelligent Transaction Exchange ("ELITE"). Until ELITE is fully operational later in 2002, RHD will continue to receive national advertising orders and correspondence for Publisher directories through YPPA's Value Added Network ("VAN"). RHD assumes no liability hereunder for errors, defects or inefficiencies that result directly or indirectly from the conversion from VAN to ELITE. RHD will use its reasonable efforts to work with Publisher to attempt to resolve or circumvent any such errors, defects or inefficiencies.

         b. Order Updating. RHD will update all national order data in the contract database with an interface for copy to the ad storage system within *** working days from the date of RHD's receipt of said data, assuming the data is query-free. If queries are involved, the time period for performance does not begin until the applicable query is resolved. This data will be extracted by RHD for book production along with locally sold advertising.



-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 11 of 31

9.       NATIONAL ACCOUNTS (con't)

         c. Quality Control for Order Updating. RHD agrees to maintain an AOQL of at least ***% accuracy for order updating, to be verified by the following process:

                  i. RHD shall maintain records relating to YPPA standards compliance and order updating processed by RHD, in a form mutually agreed by the Parties. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                  ii. The quality inspection shall be performed using directory billing invoices for inspection.

                  iii. The data collected from the quality inspection process will be recorded and provided to Publisher to be applied to graph charts. The graph charts record the AOQL, which is required to be ***% or greater. These charts will be maintained by Publisher and kept on file for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

                  iv.      The AOQL will be determined by the following method:

                           - All defects (directory billing invoices with errors) are divided by the total number of directory billing invoices to compute a "defect percentage".

                           - This defect percentage is then subtracted from 100% to derive the AOQL.

         d. Copy Updating. RHD will update all national copy in the graphics database within *** working days from the date of RHD's receipt of said copy, assuming copy is query free. If queries are involved, the time period for performance does not begin until the applicable query is resolved. These graphics will be extracted by RHD for book production along with locally sold advertising.

         e. Quality Control for Copy Updating. RHD commits to maintain high quality levels and will perform the following quality assurance activities:

                  i. Internally, RHD will proofread ***% of the finished ads to ensure that the proof of the finished ad matches the copysheet.



-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 12 of 31

9.       NATIONAL ACCOUNTS (con't)

         e.       Quality Control for Copy Updating (con't)

                  ii.      RHD agrees to maintain an AOQL of at least
                           ***% accuracy for copy updating, to be verified by the following process:

                           (a) RHD shall maintain records relating to copy received and processed by RHD, in a form mutually agreed by the Parties. The detailed information is maintained for review by Publisher and on a monthly basis the results are forwarded to the Publisher. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                           (b) The quality inspection shall be performed using a valid statistical sampling scheme whereby samples of daily production are subjected to inspection. Defects identified by the sample will be promptly returned to RHD production and corrected.

                           (c)      The data collected from the quality
                                    inspection process will be recorded by RHD and provided to Publisher to be applied to graph charts. The Publisher's graph charts record the AOQL, which is required to be ***% or greater. These charts will be maintained by Publisher and kept on file for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

                           (d) The AOQL will be determined by the following method:

                                    -        All defects (nonconforming quality
                                             finished ads) identified in the
                                             sample will be divided by the total
                                             number of finished ads included in
                                             the sample to compute a "projected
                                             defect percentage."

                                    -        This projected defect percentage
                                             will then be multiplied by the
                                             total number of finished ads
                                             processed during the relevant
                                             period to compute "projected total
                                             defects."

                                    -        The projected total defects less
                                             the defects corrected pursuant to
                                             clause (b) above are then divided
                                             by the total number of finished ads
                                             processed during the relevant
                                             period to compute a "defect
                                             percentage".

                                    -        This defect percentage is then
                                             subtracted from 100% to derive the
                                             AOQL.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 13 of 31

10.      REVENUE ACCOUNTING AND CUSTOMER BILLING

         a. Billing Extracts. RHD will extract Local, Reciprocal-Out (sold by Publisher's Sales Agent into Verizon), and Cross-Sell (sold by Publisher or its sales agents into any SBCDO directory) billing information from its database and transmit such information to Publisher or its designated billing vendor (which is presently RHD under a separate Agreement for Billing Services dated the date hereof) in a format consistent with Publisher's or Publisher's billing vendor's specifications via an electronic file transfer. Directory Billing Files that are not successfully accepted/loaded by Publisher or its vendor will be investigated by RHD and resubmitted for billing within *** calendar days.

         b. National and Specialized Billing. RHD will provide national billing and specialized billing services to Publisher. Specialized Billing Services are for Street Address Directory and New Movers. National invoices will be bulk shipped to Publisher who, in turn, will forward the invoices to CMR's.

         c. Revenue Accounting/Financial Reports. RHD will provide financial and statistical reports which will identify total amounts and records sent for billing and all increases/decreases to billing amounts, including, but not limited to claims, billing adjustments and accelerated billing due to disconnects and/or delinquent accounts. Financial reports will be provided monthly in accordance with mutually acceptable schedules RHD will be responsible for the settlement with Verizon (reciprocal-out) and other SBCDO directories (cross-sell) in accordance with existing standards and procedures.

         d. Quality Control. RHD agrees to maintain an AOQL of at least ***% accuracy to be verified by the following process:

                  i. RHD shall maintain records of billing information in a form as shall be mutually agreed by the Parties. The Parties shall review these records monthly to determine whether the appropriate AOQL is being maintained.

                  ii. The quality inspection shall be performed by inspecting all customers on the directory billing extract for verification to the quality requirements. Identified defects will be promptly returned and corrected by RHD.

                  iii. The data collected from the quality inspection process will be recorded by RHD and provided monthly to Publisher to be applied to graph charts. The graph charts record the AOQL, which is required to be ***% or greater. These charts will be maintained by Publisher and kept on file for internal purposes. Publisher may audit the underlying information at a time, location, and in a manner mutually agreeable between the Parties.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 14 of 31
10.      REVENUE ACCOUNTING AND CUSTOMER BILLING (con't)

         d.       Quality Control (con't)

                  iv.      The AOQL will be determined by the following method:

                           - All defects (nonconforming billing records) are divided by the total number of billing records to compute a "defect percentage".

                           - This defect percentage is then subtracted from 100% to derive the AOQL.

11.      ASSIGNMENT SUPPORT

If so requested by Publisher's Sales Agent, RHD will print sales contracts and distribute them to Publisher in accordance with agreed upon schedules. Publisher will reimburse RHD for reasonable costs incurred in connection therewith, in accordance with the Work Request Process. Any changes to contracts such as Terms & Conditions, Logos, etc., will flow through the Work Request Process and Publisher will reimburse RHD accordingly.

12.      SCHEDULING

Prior to June 1 of each year, Publisher and RHD will review and mutually agree upon a definitive directory publication and distribution schedule for the following year. Thereafter, the Parties shall review and discuss any further proposed changes in the publishing and distribution schedules, as needed. Publisher shall reimburse RHD its reasonable costs incurred as a result of any such scheduling changes, in accordance with the Work Request Process. Notwithstanding the foregoing, RHD agrees to use reasonable efforts to work with Publisher's Sales Agent to reduce publishing cycle times so as to maximize (to the extent reasonably practicable) the time available for sales campaign activities.

13.      SYSTEM SUPPORT TABLES

RHD will maintain all necessary system support tables. From these tables, RHD will create the data file used by a designated third party to compose Publisher's headings book. Arranging for the composition and manufacture of the headings book and the cost thereof is Publisher's responsibility.

14.      WORK FLOW AND FORECASTING

         a. Work Flow Requirements. Publisher shall cause its Sales Agent to use its best efforts to ensure that a range between *** and *** manual contract insertions weekly are submitted for processing in accordance with mutually agreed upon due dates. Contracts shall be submitted with any related copy attached. In January 2003, the Parties agree to comprehensively review the impact of the AdVantage full upload on the insertion volumes set forth in this Section and to negotiate in good faith appropriate volume levels and variable pricing for both manual and automated insertions. At that time, this Agreement will be amended accordingly to reflect the agreement of the Parties on these matters.

-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 15 of 31

         b. Changes in Products and Scheduling. Publisher or its Sales Agent shall promptly inform RHD of changes in sales canvass dates (especially extensions), directories published, their scope, units of advertising offered, specifications, features and characteristics of the directories, change in length of directory life, and other such changes in products and scheduling. Publisher shall reimburse RHD for its reasonable costs incurred in connection with such changes in products and scheduling, in accordance with the Work Request Process.

         c. Publisher Requirements Forecast. Publisher shall cause its Sales Agent to provide RHD with all information required for routine publishing in a timely manner. Further, Publisher will provide RHD with estimates of total copy and contract volumes by June 1 of the each year for the following year's directories, or by another mutually agreed upon date.

15.      PRICING

         a. Annual Fee. The fee payable by Publisher to RHD each year for the services provided by RHD hereunder consists of a lump sum amount, which for 2002 and 2003 shall be ***, (the "Base Fee"). The Base Fee shall then be adjusted for actual volumes processed in the year versus base line volumes assumed and included within the Base Fee amount as set forth on Attachment 2. Any difference between the base line volumes and the actual volumes for any metric will be multiplied by the variable unit price for that metric as set forth on Attachment 2 and then the aggregate adjustment computed shall be added to or subtracted from (as the case may be) the Base Fee amount to compute the Annual Fee which is due from Publisher to RHD.

         b. Price Adjustments. In addition to the volume adjustments set forth above, in computing the Annual Fee, the Base Fee amount and variable unit prices listed in Attachment 2 shall be adjusted each year as follows:

                                              ***

CPI shall mean the Consumer Price Index for Southeast Urban Region for the preceding full calendar year as published by the United States Bureau of Labor Statistics ("BLS"), but for purposes of this Agreement shall not exceed ***% in any given year.



-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 16 of 31

15.      PRICING  (con't)

Publishing Rebate: Beginning in 2002 and each year thereafter during the term of this Agreement, Publisher shall be entitled to receive a $*** discount from the Annual Fee computed above, resulting in an aggregate discount of $*** over the term of this Agreement. If Publisher so notifies RHD in writing by June 1, 2002, RHD will promptly credit to Publisher the aggregate $*** discount and ratably reduce each remaining monthly invoice under Section 17 during the remainder of 2002. Failing such written notification, the discount will be applied by RHD annually as part of the year-end "true up" process under Section 17.

16.      WORK REQUEST PROCESS

         Any services requested by Publisher not expressly set forth herein or changes to the services from those provided as of the effective date of this Agreement shall be subject to the Work Request Process. The Work Request Process presently in effect will continue in effect and the Parties may modify the Work Request Process from time to time as mutually agreed. The following provisions shall apply to the Work Request Process.

         a. Publisher shall submit Work Request Forms (WRF's) classified into Tiers 1 through 4. WRF's will be responded to in writing by RHD as follows: (i) Tier 1 - within *** full business days; Tier 2 - within *** full working days; and Tiers 3 and 4-within *** full working days, in each case, after receipt from Publisher, and will set forth all applicable conditions and pricing terms.

         b. WRF's deemed as "complex" by RHD in its reasonable judgment will be responded to in writing by RHD within *** full business days from receipt from Publisher and will set forth all applicable conditions and pricing terms.

         c. RHD will advise Publisher within *** business days if request is deemed "complex".

         d. Both Parties acknowledge that at times, very large initiatives may be deemed as "extremely complex" and WRF response turnaround will be determined mutually by both Parties.

         e. Publisher will promptly address and respond to any business questions generated by RHD which directly impact the accurate and timely completion of a WRF response by RHD.

         f. The time taken by Publisher to address and respond to RHD inquiries will not be counted against the RHD turnaround metrics.

         g. All estimates and terms set forth within RHD's Work Request responses will be valid only for *** days from the response date to the Publisher, unless another time frame is specified within the WRF response.

-------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 17 of 31
16.      WORK REQUEST PROCESS (con't)

         h. If Publisher approval is not received within *** days, Publisher acknowledges that RHD may require a re-evaluation of system and business impacts, which may alter the WRF response terms accordingly.


         i. RHD will provide a high-level WRF response based upon the initial Publisher requirements. If at any time, RHD determines that the actual cost will be in excess of ***% over the initial estimate, or that other terms of the response will be materially different, RHD will promptly notify Publisher in order to obtain approval to continue with work request under the revised terms.

         j. Publisher acknowledges that any changes to WRF requirements after initial approval and commencement of work by RHD may impact the cost and other terms of the WRF.

         k. Publisher shall reimburse RHD for any incurred costs if a WRF is withdrawn or cancelled after initial approval by the Publisher.

         l. RHD will provide Publisher an invoice for each calendar quarter by the 30th of the following month for any costs related to WRF's or other additional activity not covered by the Annual Fee.

         m. Beginning in 2002 and each year thereafter during the term of this Agreement, Publisher shall be entitled to receive a $*** credit against aggregate annual Work Request Process fees, regardless of whether such fees arise under this Agreement or the Agreement for Non-Publishing Applications and Support Services or the Agreement for Billing Services, each dated the date hereof. The annual credit will be applied as follows: $*** credit applied against each quarterly WRF invoice rendered by RHD to Publisher, with any unused credit carried forward to the next quarterly invoice, but in no event shall any unused credit be carried over to the next calendar year.

17.      INVOICES AND PAYMENT

Based upon Publisher's estimates provided pursuant to Section 14 of this Agreement, by January 1 of each year during the term of this Agreement, RHD will provide to Publisher a projection of an estimated Annual Fee and any additional mutually agreed upon costs for which RHD is entitled to reimbursement (the "Annual Price") for the ensuing year. On the thirtieth of each month, Publisher will pay to RHD by bank wire transfer one-twelfth (1/12th) of the Annual Price. By February 15 of the following year, RHD will issue a "true-up" report identifying the actual Annual Price for that year. RHD will submit a final invoice for reimbursement or credit which will reflect any differences between the actual Annual Price and the estimated Annual Price identified by the "true up" report.

Invoices for costs to which RHD is entitled to reimbursement that are not included in the estimated Annual Price shall be submitted by either mail, facsimile, or electronic transfer, as shall be mutually agreed by the Parties, to Publisher. Publisher shall pay such invoices within forty-five (45) days of receipt.

-------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 18 of 31

18.      TERMINATION

In the event Publisher decides to terminate this Agreement on the Termination Date, Publisher will provide prior notice of its intention to terminate to RHD in writing prior to June 30, 2007, and will propose a transition plan (the "Transition Plan") to be mutually agreed upon by the Parties. The Parties agree to use their reasonable best efforts and to reasonably cooperate in order to agree on an acceptable Transition Plan. Either Party may terminate this Agreement before the Termination Date in the event of a material breach by the other Party. In order to terminate for material breach, the non-breaching Party must give the breaching Party written notice identifying the purported breach in reasonable detail and requesting that the breach be cured (the "Cure Notice"). If the breaching Party fails to cure the breach within sixty (60) days of receipt of the Cure Notice, the other Party shall have the right to terminate this Agreement, effective upon seven (7) days prior written notice to the breaching Party (the "Terminating Notice"); provided, however that if such breach cannot reasonably be cured within sixty (60) days of receipt of the Cure Notice, the same shall not constitute a failure to cure hereunder if the Parties mutually agree upon a written plan to cure the breach and the breaching Party continues to perform in accordance with the written plan of cure.

Upon termination of this contract, RHD will transfer to Publisher all digital files, Photo Mechanical Transmissions or other representation of display, trademark or in-column ads, contract listing data paid for by Publisher and any other printed material. This transfer will be in a manner and format mutually agreed upon by the Parties, and will enable Publisher (assuming Publisher has systems comparable to or compatible with those used by RHD) to regenerate the digital files sent to the printer by RHD for the latest issue of each Directory and to generate the next issue of each Directory. This transfer will be executed according to the Transition Plan. The Transition Plan will forecast the reasonable expenses to be incurred by RHD in connection with this transfer and other aspects of the Transition Plan, and Publisher will reimburse all such reasonable expenses of RHD.




19.      WARRANTY

RHD warrants that the services furnished hereunder will be free from defects in workmanship and will conform to the specifications and standards set forth herein, and as otherwise mutually agreed by the Parties. RHD also warrants that the services will be performed in a workmanlike manner, consistent with industry standards. All warranties shall survive inspection, acceptance, and payment.

                                                         Agreement No. Aas-463-A
                                                                Page 19 of 31

20.      NEW DEVELOPMENTS & INNOVATION

RHD agrees to use reasonable efforts to keep abreast of major developments in the compilation, composition, graphic arts, and data processing industries (e.g., new methods, processes, equipment, etc.) and to advise Publisher of any that might affect the production of end products. RHD agrees to examine reasonable Publisher ideas and RHD may present Publisher with innovative proposals to increase efficiency and improve processes.

21.      ASSIGNMENT

Except where expressly permitted by this Agreement, neither Party will assign any right or interest under this Agreement (excepting monies due or to become due) nor delegate any work or other obligation to be performed under the Agreement without the other Party's prior written consent, which shall not be unreasonably withheld. Any attempted assignment or delegation in contravention of the above provisions will be void and ineffective. Any assignment of monies will be void and ineffective to the extent that (1) the assigning Party will not have given the non-assigning Party prior written notice of such assignments and
(2) such assignment attempts to impose upon the non-assigning Party obligations to the assignee additional to the payment of such monies, or to preclude the non-assigning Party from dealing solely and directly with the assigning Party in all matters pertaining to this Agreement including the negotiation of amendments or settlements of amounts due. Notwithstanding the foregoing, assignments of this Agreement, or the obligations or rights contained in it, to a parent or affiliate of either Party shall be permitted without the requirement of consent by the other Party to this Agreement.

22.      BANKRUPTCY

Either Party may terminate this Agreement and any or all orders placed hereunder by notice in writing in the event that (i) the other makes an assignment for the benefit of creditors; or (ii) the other admits in writing inability to pay debts as they mature; or (iii) the other, or any substantial part of the other's assets, comes under the control of a trustee or other receiver appointed by any court; or (iv) a proceeding is instituted under any provision of the Federal Bankruptcy Code by the other and is not dismissed within sixty (60) days or results in an adjudication in bankruptcy. In the event of bankruptcy by RHD, all property of Publisher in RHD's possession will be returned to Publisher immediately upon request.


23.      ARBITRATION

The Parties shall submit all disputes, except those disputes that include a demand for emergency equitable relief, arising out of this Agreement, to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association ("AAA") then in effect. Unless otherwise agreed by the Parties, the dispute shall be resolved by the AAA within sixty (60) days of submission, and the AAA shall be informed of the sixty (60) day resolution requirement when the submission is made to the AAA. Judgment on the award may be entered in any court having jurisdiction. The location of the arbitration proceeding shall be in the greater metropolitan area of Chicago, Illinois. Any court action including a demand for emergency equitable relief shall be brought in a court of competent jurisdiction in the State of Illinois.

                                                         Agreement No. Aas-463-A
                                                               Page 20 of 31
24.      GOVERNING LAW

This Agreement shall be deemed to have been executed and delivered within the State of Illinois, and shall in all respects be interpreted, enforced and governed by the laws of the State of Illinois, irrespective of choice of law principles to the contrary.

25.      COMPLIANCE WITH LAWS

Each Party and all employees and agents of the Parties shall comply with all applicable federal, state and local laws, ordinances, rules, regulations and codes, including but not limited to the procurement of permits, certificates and licenses when needed, in the performance of this Agreement. Each Party shall indemnify and hold the other party harmless against any loss, damage or liability that may be sustained by reason of its failure to comply with such federal, state and local laws, regulations and codes.

26.      FORCE MAJEURE

If any Party is prevented from performing any of its obligations under this Agreement because of any act of God, lockout, strike or other labor dispute, riot or civil commotion, act of public enemy, law, order or act of government, whether federal, state or local, or other similar event beyond the Party's control (a "Force Majeure Event"), then that Party will be excused from performing any of its obligations which are so prevented. However, the Party so excused is responsible for performing those obligations of which it had been relieved due to the Force Majeure Event as soon as the Force Majeure Event has ceased to prevent the Party's performance.

If a Force Majeure Event excuses RHD from performing its duties under this Agreement, Publisher may procure substitute performance; immediately upon RHD's providing notice that the Force Majeure Event has ended, however, RHD is entitled to resume performance under this Agreement.

27.      INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

RHD agrees to defend, at RHD's expense, all suits against Publisher for infringement of any patent, trademark, copyright, trade secret, or any other proprietary right, by any third party relating to services provided by RHD under this Agreement, except infringement arising from adherence to copy, contracts, specifications or drawings which RHD is or was directed by Publisher to follow, or infringement residing in parts or supplies furnished by Publisher to RHD for use under this Agreement (other than infringement residing in items of RHD's design or selection). RHD will save Publisher harmless from all expense of defending any such suit and all payments by final judgment or settlements assessed on account of such infringement. Publisher agrees to defend, at Publisher's expense, all suits against RHD for infringement of any patent, trademark, copyright, trade secret, or any other proprietary right, by any third party arising from adherence to copy, contracts, specifications or drawings which RHD is or was directed by Publisher to follow, or infringement residing in parts or supplies furnished by Publisher to RHD for use under this Agreement (other than infringement residing in items of RHD's design or selection). Publisher will save RHD harmless from all expense of defending any such suit and from all payments by final judgment or settlements assessed on account of such infringement. Each Party agrees to give the other prompt written notice of suits for infringement for which the other assumes responsibility under this Agreement and full opportunity and authority to assume the sole defense including appeals, and, upon such other's request, and at its expense, to furnish reasonable information and assistance available to it for such defense.

                                                         Agreement No. Aas-463-A
                                                               Page 21 of 31

28.      VENDOR MANAGEMENT

         a. Vendor Management Function. In order to fulfill its obligations under the terms set forth in this Agreement, RHD may require support from Publisher and Publisher agrees to support RHD as necessary in the following areas:

                  i. Publisher may assist in making joint decisions with RHD management on countermeasures that need to be implemented to maintain a cost effective and quality product.

                  ii. Publisher may assist RHD with clarification of Work Requests in order to expedite the response process.

                  iii. Publisher shall distribute to the appropriate Parties at RHD any Methods and Procedures documents that could affect the accurate publication of the directories covered by this Agreement.

                  iv. Publisher may provide assessment of quality and process deficiencies and recommend solutions via RHD Client Services.

                  v. At a time mutually agreeable to both Parties, Publisher and RHD may meet periodically to review the performance standards and metrics set forth in this Agreement.



         b. Vendor Management Staffing. In order to support these functions, and if so desired by Publisher, the Parties will discuss a process whereby RHD would permit up to two (2) employees of Publisher to be located at RHD's publishing facility. If so, RHD agrees to provide appropriate work space and related supplies/equipment at the facility (i.e., no more than two work stations with phones and computer and access to fax, copiers, etc.). Notwithstanding the foregoing, any such arrangement would not create any employer/employee relationship between such Publisher employees and RHD.

         c. Policies and Procedures. While on RHD's premises, Publisher shall ensure that its employees comply with all of RHD's policies and procedures, including premises security procedures. Publisher shall conduct any inspections in a manner that will not disrupt RHD operations. Publisher's employees agree to abide by all RHD restrictions to access to third-party information while on RHD's premises and will use their best efforts to avoid viewing or obtaining information regarding other RHD clients.

                                                         Agreement No. Aas-463-A
                                                               Page 22 of 31

29.      INSURANCE

RHD will maintain, at RHD's expense and with an insurance company having a rating of B+ or better and a Financial Size Category of VII or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, standard fire insurance with standard extended coverage and "all risk" coverage (or equivalent) on all material furnished by Publisher, including all master information and all media. Such insurance will cover the replacement cost of such property, including the cost of labor on such property, and the policy will contain a provision that losses will be paid directly to Publisher or to RHD, as the respective interests appear. If the coverage is in the form of an endorsement, it should specify that the full amount of Publisher's loss, without prorating, is payable to Publisher. RHD agrees that RHD, Publisher's insurer(s) and anyone claiming by, through, under or in RHD's behalf will have no claim, right of action or right of subrogation against Publisher based on any loss or liability insured against under the foregoing insurance.

RHD will maintain during the term of the Agreement:

a) Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employer's Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.

b)       Commercial General Liability insurance with minimum limits of:
         $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for bodily injury or property damage incurred in any one occurrence sub-limit for bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sublimits of $300,000 are required for lease agreements.


c) If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.

Upon request by Publisher, RHD will furnish work certificates or adequate proof of the foregoing insurance. The type and amount of insurance may be amended periodically by Publisher, subject to the mutual agreement of RHD. Certificates furnished by RHD will contain a clause stating that Publisher is to be notified in writing at least thirty (30) days prior to any change in the amount of coverage of this insurance coverage, change in the types of coverage of this insurance coverage or cancellation of this insurance coverage. The cancellation clause on the certificate of insurance will be amended to read as follows:

"THE ISSUING COMPANY WILL USE ITS REASONABLE BEST EFFORTS TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TOANY CHANGE IN THE AMOUNT OF COVERAGE OF THIS INSURANCE COVERAGE, CHANGE IN THE TYPE OF COVERAGE OF THIS INSURANCE COVERAGE OR CANCELLATION OF THE INSURANCE COVERAGE PROVIDED IN THE POLICY DESCRIBED ABOVE."

                                                         Agreement No. Aas-463-A
                                                               Page 23 of 31

30.      LICENSES

No licenses, express or implied, under any patents, trademarks or copyright, are granted by either Party hereunder.

31.      OWNERSHIP AND USE OF INFORMATION

All materials furnished to RHD by Publisher, other than software owned or licensed by RHD, in written, printed, graphic, or other form, remains Publisher's property. RHD shall keep such materials confidential, and RHD shall return the materials to Publisher at Publisher's request. RHD agrees that such information shall be used solely for the purposes set forth in this Agreement and that RHD shall not use or permit others to use information or any part thereof, printed or otherwise, for any other purpose, unless agreed in writing by Publisher.

32.      PROTECTION OF INFORMATION

Notwithstanding the provision entitled "Force Majeure," as set forth herein, it shall be RHD's responsibility to institute reasonable procedures to protect Publisher's information. Should any information in graphic or machine readable form owned or furnished by Publisher under this Agreement be rendered unusable or irretrievable as a result of action or inaction on RHD's part, RHD agrees to use its best efforts to reconstruct the information to the condition previously existing at no charge to Publisher. Publisher will furnish RHD with source documents or other input data available for such reconstruction. RHD agrees to retain sufficient back-up of the systems and data used or generated in connection with this Agreement.

33.      RISK OF LOSS

RHD will institute procedures to protect Publisher's information. Notwithstanding the Section entitled "Force Majeure," if any information in graphic or machine readable form, owned or furnished by Publisher under this Agreement, is lost, damaged or rendered unusable or irretrievable while the information is in RHD's possession or under RHD's direction and control, RHD will use its best efforts to reconstruct the information to the condition previously existing at no charge to Publisher within a reasonable time. Publisher will furnish RHD with source documents or other input data available for such reconstruction. In the event RHD cannot reconstruct such information in a reasonable time period, or should such input data be unavailable, RHD shall reimburse Publisher for its reasonable costs to reconstruct the information, the amount to be agreed upon by the Parties. In no event shall RHD's liability extend to any consequential, special or incidental damages.

                                                         Agreement No. Aas-463-A
                                                               Page 24 of 31

34.      SECURITY REVIEW

RHD will permit Publisher to review RHD's methods and procedures for keeping confidential all information furnished by Publisher, including master information, processing media, products, and other material containing information falling within the Section entitled "Ownership and Use of Information." RHD further agrees that RHD will comply with all of Publisher's reasonable requirements for security resulting from such review. Publisher's corporate security shall have the right upon reasonable notice and during RHD's normal business hours to inspect security at RHD's premises. Publisher shall conduct such inspections in a manner that will not disrupt RHD's business operations or jeopardize the confidentiality of third-party information. Such right to inspection shall not include the right to stop, interfere with, or otherwise disrupt the activities of RHD or examine the materials of any entity other than Publisher, which may reside with RHD.

35.      SHIPPING

Shipments of any finished or unfinished material(s) to points other than between RHD's publishing/graphics facilities and Publisher's facilities shall be made only upon specific orders and in accordance with routing instructions furnished by Publisher. Transportation and related insurance charges, unless otherwise provided herein, shall be prepaid by RHD and invoiced to Publisher as a separate item. Shipment of finished pages from RHD to Publisher's printer(s) shall be sent for overnight delivery with a vendor that can effectively trace shipments. RHD will not charge Publisher for shipment of pages to Publisher's printer(s) that require same day delivery due to page corrections or any other circumstance required to complete the manufacturing process of directories.

36.      SUPPLIER'S INFORMATION

All RHD specifications, drawings, sketches, models, samples, listings, master information, and products or data, written, oral or otherwise, including any software and software documentation furnished by RHD to Publisher hereunder, or in contemplation hereof, shall be considered by Publisher to be confidential or proprietary.



37.      TAX

Federal Manufacturer's and Retailer's Excise, State or Municipal Sales and Use Taxes, when applicable, shall be paid by RHD and billed to Publisher as separate items.

RHD agrees to pay, and to hold Publisher harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of RHD's delay or failure, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by RHD.

                                                         Agreement No. Aas-463-A
                                                               Page 25 of 31

38.      WORKING DAYS

References to number of days and prices set forth in the Agreement are based on the number of working days which are calendar days less the number of Saturdays, Sundays, holidays, and other days observed as non-working days by either Party in its business operations. Annually by the end of the first calendar quarter, RHD will provide Publisher with a written list of RHD's non-working days for the subsequent year, and Publisher will provide RHD with a written list of Publisher's non-working days for the subsequent year.

39.      RECORDS AND AUDIT

RHD shall maintain accurate and complete records of all matters which relate to RHD's obligations hereunder. Any financial records shall be maintained in accordance with generally accepted accounting principles and practices, uniformly and consistently applied, so that they may be readily audited. Upon reasonable advance written notice, Publisher shall have the right to audit RHD's books and records during normal business hours insofar as they pertain to work performed under this Agreement. All payments, if any, made under this Agreement shall be subject to final adjustment as determined by such audit(s). Unless otherwise provided in this Agreement, RHD shall retain all such records for a period not less than three (3) years from the date of final payment to which such records relates.

40.      EMPLOYMENT STATUS

RHD and Publisher are independent contracting parties and nothing in this Agreement will make either Party the agent or legal representative of other for any purpose whatsoever, nor does it grant either Party any authority to assume or to create any obligation on behalf of or in the name of the other. In addition, Publisher will not withhold taxes or other sums from the compensation owed RHD under this Agreement, nor will RHD or its employees be eligible to participate in Publisher's employee benefit plans.

41.      LIMITATION OF LIABILITY AND INDEMNIFICATION

         a. Each Party shall reimburse the other Party for reasonable costs incurred as a result of the other Party's failure to adhere to the provisions of this Agreement. In no event will either Party be liable to the other Party for the other Party's loss of profits, or for any indirect, special, consequential or incidental damages incurred by the other Party arising out of this Agreement or any breach of this Agreement or the rendition of services hereunder or the

                                                         Agreement No. Aas-463-A
                                                               Page 26 of 31

41.      LIMITATION OF LIABILITY AND INDEMNIFICATION (con't)

                  late delivery or non-delivery of material hereunder, regardless of any notice of such damages or the potential for such damages.

         b. In addition to the indemnification provided for in the "Infringement of Intellectual Property Rights," Section 27, unless caused by the negligence of the other party, each party shall indemnify and hold the other harmless from any third-party claim, demand or action or expense, including reasonable attorneys' fees, arising out of or in connection with:

                  i. such party's breach of its obligations under this Agreement;

                  ii. Any injury or damage to person or property caused by the acts or omissions of such party, its agents or servants;

                  iii. Any claims and/or lawsuits made by reason of any errors or omissions in directories caused by such party; and

                  iv. Any personal injury by an agent or employee of such party subject to workers' compensation or similar laws.

With respect to matters described in Section 41(b)(iii) above, it is expressly understood that such party's liability for any single occurrence shall not exceed three times the yearly contract amount for the advertising item that is the subject matter of the claim or lawsuit and shall not exceed $250,000 in the aggregate for all such occurrences in any calendar year.

Each party agrees to notify the other party within a reasonable time of any written claims or demands against that party for which that party may be responsible under this Section.

42.      NON-WAIVER

The failure of either Party at any time to require performance by the other Party of any provision of this Agreement will in no way affect the right to require such performance at any time thereafter nor will the waiver of either Party of a breach of any provision constitute a waiver of any succeeding breach of the same or any other provision.

                                                         Agreement No. Aas-463-A
                                                               Page 27 of 31

43.      CONFIDENTIALITY

The Parties agree to keep and cause their employees to keep the existence of this Agreement and the nature of the Parties' obligations hereunder strictly confidential and not to disclose any information with respect hereto to any third party or entity, except as may be necessary and required in conducting the business of either of the Parties or as required by law.

In connection with the work performed under this Agreement, each Party may provide the other with certain confidential or proprietary information ("Confidential Information"), the disclosure of which would seriously and irreparably harm the providing Party. Accordingly, each Party agrees for all time:

         a) To use Confidential Information only for the purpose of this Agreement;

         b) To treat Confidential Information with the same degree of care as it gives its own confidential information;

         c) To limit access to Confidential Information only to those employees having a need to know under this Agreement;

         d) To require all employees having access to Confidential Information to acknowledge their responsibilities under this Agreement in writing;

         e) To return all Confidential Information at the conclusion of the work or earlier upon request of the furnishing party.

Each Party agrees that, in addition to other remedies, the providing Party is entitled to injunctive relief to prevent an actual or threatened disclosure of Confidential Information.

The Parties shall not be obligated to maintain the confidentiality of Confidential Information which is or becomes public knowledge other than through breach of this Agreement, or Confidential Information which is independently developed, or lawfully furnished, by a third party.

44.      NOTICES

Unless otherwise specified in this Agreement, any notice required or permitted under this Agreement shall be in writing given by certified or registered mail, facsimile or overnight courier service to the Parties as follows:

                                                         Agreement No. Aas-463-A
                                                               Page 28 of 31

44.      NOTICES (con't)

RHD:                    George Bednarz
                        Vice President - Publishing and Information Technology R.H. Donnelley Inc.
                        6001 Hospitality Court
                        Morrisville, NC 27560-8530
                        Fax Number: (919) 461-9256

Publisher:              Henry K. Arnold
                        Vice President - Publishing
                        SBC Directory Operations
                        One SBC Center, Room 4206
                        909 Chestnut
                        Saint Louis, Missouri 63101
                        Fax Number: (314) 242-8943

                        with a copy to each of:

                        SBC Directory Operations
                        Attention:  General Attorney
                        Room 3600
                        One SBC Center
                        909 Chestnut
                        Saint Louis, Missouri 63101
                        Fax Number: (314) 242-8860

                        R. H. Donnelley Corporation
                        One Manhattanville Road
                        Purchase, New York  10577
                        Attention:       General Counsel
                        Fax No.:         (914) 933-6844

45.      HEADINGS AND CAPTIONS

The headings and captions herein are provided for reference and convenience only and shall not be considered part of this Agreement and shall not be employed in the construction of this Agreement.

                                                         Agreement No. Aas-463-A
                                                               Page 29 of 31

46.      ENTIRE AGREEMENT; SEVERABILITY

This Agreement, including all Attachments and subordinate documents attached to or referenced in this Agreement, shall constitute the entire agreement between RHD and Publisher and shall not be modified or rescinded, except by a written amendment signed by RHD and Publisher. The provisions of this Agreement shall supersede all prior oral and written quotations, communications, agreements and understandings of the parties in respect of the subject matter of this Agreement. If any term of this Agreement is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term will be deemed reformed or deleted, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this Agreement will remain in full force and effect.

47.      AMENDMENTS

No provision of this Agreement shall be deemed waived, amended or modified by either party, unless such waiver, amendment or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment or modification.

48.      CONFLICT OF INTEREST

Each party represents and warrants that no officer, director, employee or agent of the other has been or will be employed, retained, paid a fee, or otherwise has received or will receive any personal compensation or consideration by or from such party or any of such party's officers, directors, employees or agents in connection with obtaining, arranging or negotiating this Agreement or other documents entered into or executed in connection herewith.

49.      ATTACHMENTS

Attachments 1 and 2 are the only attachments hereto, as such may be amended from time to time in accordance with the terms hereof, and are expressly made a part of this Agreement.

50.      NO THIRD PARTY BENEFICIARIES

Except as otherwise provided in this Agreement, the provisions of this Agreement shall be binding upon, and enforceable solely by, each Party and their respective successors and permitted assigns, and not by or for any other person.

51.      NOTICE OF DELAYS

Whenever any actual or potential cause delays or threatens to delay RHD's performance hereunder, RHD shall promptly so notify Publisher in writing. Such notice shall include all relevant information concerning the actual or potential cause of the delay and its background. During the period such actual or potential cause exists, RHD shall keep Publisher advised of its effect on RHD's performance and of the measures being taken to remove it. RHD's giving of this notice shall not relieve it of liability for delay in performance, unless the delay is attributable to Publisher or its agents, or otherwise excused under this Agreement.

                                                         Agreement No. Aas-463-A
                                                               Page 30 of 31
52.      PUBLICITY

RHD shall submit to Publisher all advertising, sales promotion and other publicity relating to the subject matter of this Agreement wherein Publisher's or a Publisher affiliate's name or names are mentioned, or language, signs, markings or symbols are used from which the connection of Publisher's or its affiliate's name or names therewith may, in Publisher's reasonable judgment, be reasonably inferred or implied. RHD shall not publish or use such advertising, sales promotion or publicity materials without Publisher's prior written approval, which shall not unreasonably be withheld.

53.      REMEDIES CUMULATIVE

Any rights of cancellation, termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this Agreement, unless such other remedies which are not prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent or duplicative remedies.

54.      TITLE

All plans for or actual pictures, artboards, graphics and other concepts, ideas, reports, information or materials or documents prepared, purchased or furnished by RHD on Publisher's behalf and paid for or subject to payment by Publisher shall be deemed "works made for hire" to the extent permitted by applicable law and, as between the Parties, shall remain the exclusive property of Publisher. As between the parties, the Publisher shall have all rights thereto, including, but not limited to, copyright and right to use, in whole or in part, in any manner whatsoever. RHD makes no representation as to Publisher's ownership or rights therein, and cautions that vendors or advertisers may have superior rights to those of Publisher. If such property is in the possession of RHD, it will be surrendered to Publisher at any time upon request. If such property is in the possession of RHD's supplier, RHD shall obtain such property for Publisher upon Publisher's request.

55.      SURVIVAL OF OBLIGATIONS

Each Party's obligations under this Agreement which by their nature would need to continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.

                                                         Agreement No. Aas-463-A
                                                               Page 31 of 31

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first indicated above.



















                        (SPACE INTENTIONALLY LEFT BLANK)














R. H. DONNELLEY INC.                            AMERITECH PUBLISHING INC.


By:      /s/ George Bednarz                     By: /s/ James W. Callaway
   --------------------------------                -----------------------------

Printed Name:  George Bednarz                   Printed Name: James W. Callaway.
               --------------------                           ------------------

Title: Vice President                           Title: Group President -  SBC
       ----------------------------                    -------------------------

                                                         Agreement No. Aas-463-A
                                                                Page 1 of 12

                                  ATTACHMENT 1
2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                      REGION/       YP          NYPS
BUSINESS                              MARKET     DIRECTORY    DIRECTORY
UNIT         DIRECTORY                 CODE        CODE         CODE       ISSUE    # COL
------------------------------------------------------------------------------------------
AAS/SBCDO    ALGONQUIN                 (MH)        ALG         018070      10/02       4
AAS/SBCDO    ALTON                     (ME)        ALT         018203      12/02       5
AAS/SBCDO    ARLINGTON HTS+           (NOW)        ARL         018287      12/02       5
AAS/SBCDO    ASHBURN                  (NEI)        ASN         018312      08/02       3
AAS/SBCDO    AURORA+                   (FV)        AUR         018337      02/02       4
AAS/SBCDO    AUSTIN                   (NEI)        AUN         018345      08/02       3
AAS/SBCDO    BARRINGTON               (NOW)        BAR         018370      12/02       5
AAS/SBCDO    BARTLETT                 (NOW)        BLT         018387      12/02       5
AAS/SBCDO    BEARDSTOWN                            BEA         018403      12/02       2
AAS/SBCDO    BELLEVILLE+               (ME)        BLV         018420      12/02       6
AAS/SBCDO    BELMONT-CRAGIN           (NEI)        BCN         018430      08/02       3
AAS/SBCDO    BENSENVILLE               (FW)        BNS         018453      08/02       5
AAS/SBCDO    BEVERLY                  (NEI)        BYN         018461      08/02       3
AAS/SBCDO    BIG ROCK                  (FV)        BRK         018470      02/02       4
AAS/SBCDO    BLOOMINGDALE              (FW)        BDL         018471      08/02       5
AAS/SBCDO    BLUE ISLAND               (SO)        BLI         018503      10/02       6
AAS/SBCDO    BRIDGEPORT               (NEI)        BRN         018526      08/02       3
AAS/SBCDO    BRIGHTON PARK            (NEI)        BPN         018537      08/02       3
AAS/SBCDO    BRIGHTON PARK-SPANISH    (NEI)        BPS         100408      08/02       3
AAS/SBCDO    BUFFALO GR/WHEELING      (NOW)        WHL         021947      12/02       5
AAS/SBCDO    CAIRO+                    (CR)        CRO         018570      09/02       2
AAS/SBCDO    CALUMET CITY+             (CC)        CCY         018582      12/02       5
AAS/SBCDO    CANTON                                CTN         018603      02/02       4
AAS/SBCDO    CARY                      (MH)        CAR         018703      10/02       4
AAS/SBCDO    CHAIN O'LAKES             (FN)        ANT         018766      04/02       5
AAS/SBCDO    CHAMPAIGN                             CHA         018770      11/02       5
AAS/SBCDO    CHATHAM                  (NEI)        CHN         018833      08/02       3
AAS/SBCDO    CHICAGO ALPHA                         CGA         018888      02/02
AAS/SBCDO    CHICAGO BTB                           CGC         018888      12/02       5
AAS/SBCDO    CHICAGO CONSUMER                      CGB         018887      02/02       5
AAS/SBCDO    CHICAGO HEIGHTS           (SO)        CHH         018987      10/02       6
AAS/SBCDO    CHICAGO/LOOP DWNTN       (NEI)        VIS         018889      08/02       3

                                                         Agreement No. Aas-463-A
                                                                    Page 2 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT



                                   REGION/     YP         NYPS
BUSINESS                           MARKET   DIRECTORY   DIRECTORY
UNIT             DIRECTORY          CODE      CODE        CODE     ISSUE   # COL
--------------------------------------------------------------------------------

AAS/SBCDO    CICERO/RIVERSIDE+     (NEW)      CIC        019027    11/02     5
AAS/SBCDO    CLINTON COUNTY         (ME)      CLC        019060    12/02     5
AAS/SBCDO    COLLINSVILLE           (ME)      COL        019067    12/02     5
AAS/SBCDO    CRETE                  (SO)      CRE        019083    10/02     5
AAS/SBCDO    CROWN POINT           (NWI)      CRP        022770    12/02     5
AAS/SBCDO    CRYSTAL LAKE           (MH)      CRY        019100    10/02     4
AAS/SBCDO    DANVILLE                         DAN        019133    08/02     4
AAS/SBCDO    DARIEN                 (FW)      DAR        019138    08/02     5
AAS/SBCDO    DECATUR                          DEC        019150    05/02     5
AAS/SBCDO    DEERFIELD              (NN)      DEE        019167    06/02     5
AAS/SBCDO    DELAVAN                          DVA        019200    09/02     2
AAS/SBCDO    DOWNERS GROVE          (FW)      DOW        019267    08/02     5
AAS/SBCDO    DUNDEE                (FNW)      DUN        019283    02/02     4
AAS/SBCDO    DWIGHT                 (MR)      DWT        019300    06/02     4
AAS/SBCDO    EAST CHICAGO+         (NWI)      ECH        022887    12/02     5
AAS/SBCDO    EAST ST LOUIS          (ME)      ESL        019333    12/02     5
AAS/SBCDO    EDWARDSVILLE           (ME)      EDW        019360    12/02     6
AAS/SBCDO    ELBURN                 (FV)      ELB        019383    02/02     4
AAS/SBCDO    ELGIN+                (FNW)      ELG        019400    02/02     4
AAS/SBCDO    ELK GROVE VILLAGE     (NOW)      EGV        019405    12/02     5
AAS/SBCDO    ELMHURST               (FW)      ELM        019417    08/02     5
AAS/SBCDO    ENGLEWOOD             (NEI)      ENN        019442    08/02     3
AAS/SBCDO    EVANSTON               (NN)      EVA        019450    06/02     5
AAS/SBCDO    EVERGREEN PARK+        (SO)      EVP        019467    10/02     5
AAS/SBCDO    FORREST                          FOR        019567    03/02     2
AAS/SBCDO    FRANKFORT/MOKENA       (SW)      FRA        019583    06/02     5
AAS/SBCDO    GALENA                           GAL        019633    01/02     2
AAS/SBCDO    GARY                  (NWI)      GAR        023117    12/02     5
AAS/SBCDO    GENEVA                 (FV)      GEN        019700    02/02     4
AAS/SBCDO    GIBSON CITY                      GIB        019717    03/02     2
AAS/SBCDO    GILMAN                 (WT)      GIL        019733    03/02    4/5
AAS/SBCDO    GLENN ELLYN+           (FW)      GLL        019750    08/02     5


                                 12/21/2001

                                                         Agreement No. Aas-463-A
                                                               Page 3 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT


                                    REGION/      YP         NYPS
BUSINESS                            MARKET    DIRECTORY   DIRECTORY
UNIT        DIRECTORY                CODE       CODE        CODE        ISSUE    #COL
------------------------------------------------------------------------------

AAS/SBCDO   GLENVIEW               (NN)       GLV         019767        06/02     5
AAS/SBCDO   GRANITE CITY           (ME)       GRA         019783        12/02     5
AAS/SBCDO   GREENVILLE                        GRE         019817        04/02     4
AAS/SBCDO   HAMMOND                (NWI)      HAM         023267        12/02     6
AAS/SBCDO   HAMPSHIRE              (FNW)      HMP         019833        02/02     4
AAS/SBCDO   HARVARD                (MH)       HVD         019867        10/02     4
AAS/SBCDO   HARVEY                 (SO)       HAR         019883        10/02     6
AAS/SBCDO   HEGEWISCH/EASTSIDE     (NEI)      EHN         018994        08/02     3
AAS/SBCDO   HIGHLAND               (NWI)      HLN         023325        12/02     5
AAS/SBCDO   HIGHLAND PARK          (NN)       HIG         019933        06/02     6
AAS/SBCDO   HINSDALE               (FW)       HIN         019967        08/02     5
AAS/SBCDO   HOMEWOOD               (SO)       HOM         019999        10/02     5
AAS/SBCDO   HYDE PARK              (NEI)      HPN         020020        08/02     3
AAS/SBCDO   ILL QUAD CITIES                   RKI         021242        11/02     5
AAS/SBCDO   IOWA QUAD CITIES                  DVP         026531        11/02     5
AAS/SBCDO   JEFFERSON PARK         (NEI)      JPN         020042        08/02     3
AAS/SBCDO   JOLIET+                (SW)       JOL         020083        08/02     6
AAS/SBCDO   KANKAKEE/MOMENCE                  KAN         020100        03/02     5
AAS/SBCDO   LAGRANGE               (NEW)      LAG         020150        11/02     5
AAS/SBCDO   LAKE FOREST            (NN)       LKF         020166        06/02     5
AAS/SBCDO   LAKE VIEW              (NEI)      LWN         020170        08/02     3
AAS/SBCDO   LANSING                (CC)       LAN         020180        12/02     5
AAS/SBCDO   LASALLE                           LAS         020183        08/02     4
AAS/SBCDO   LEMONT                 (SW)       LEM         020216        06/02     5
AAS/SBCDO   LIBERTYVILLE+          (FN)       LIB         020250        04/02     6
AAS/SBCDO   LINCOLN PARK           (NEI)      LPN         018997        08/02     3
AAS/SBCDO   LINCOLN SQUARE         (NEI)      LNN         020270        08/02     3
AAS/SBCDO   LOGAN SQUARE           (NEI)      LGN         020292        08/02     3
AAS/SBCDO   LOGAN SQUARE-SPANISH   (NEI)      LSS         100407        08/02     3
AAS/SBCDO   LOMBARD-VILLA PARK     (FW)       LOM         020297        08/02     5
AAS/SBCDO   LOWELL-ST JOHN         (NWI)      LOW         023650        12/02     5
AAS/SBCDO   MARENGO                (MH)       MAR         020333        10/02     4

                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                    Page 4 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                        REGION/        YP        NYPS
BUSINESS                                MARKET      DIRECTORY  DIRECTORY
UNIT           DIRECTORY                 CODE         CODE       CODE      ISSUE    # COL
----------------------------------------------------------------------------------

AAS/SBCDO      MAYWOOD/WESTCHESTER      (NEW)        MAY         020433    11/02     5
AAS/SBCDO      MCHENRY+                  (MH)        MCH         020450    10/02     4
AAS/SBCDO      MORRIS                    (MR)        MOR         020666    06/02     6
AAS/SBCDO      MT VERNON                             MTV         020800    04/02     4
AAS/SBCDO      NAPERVILLE                (FW)        NAP         020833    08/02     5
AAS/SBCDO      NASHVILLE                             NAS         020850    07/02     2
AAS/SBCDO      NORWOOD PARK             (NEI)        NRN         019003    08/02     3
AAS/SBCDO      OAK PARK                 (NEW)        OPK         020883    11/02     5
AAS/SBCDO      OLIVE BRANCH              (CR)        OLI         020950    09/02     2
AAS/SBCDO      ORLAND PARK               (SO)        ORL         020983    10/02     6
AAS/SBCDO      PALATINE                 (NOW)        PLA         021010    12/02     6
AAS/SBCDO      PARK RIDGE                            PKR         021065    08/02     6
AAS/SBCDO      PEORIA-PEKIN                          PEO         021115    05/02     5
AAS/SBCDO      QUINCY                                QUI         021249    10/02     4
AAS/SBCDO      RIVER GROVE              (NEW)        RGR         021315    11/02     6
AAS/SBCDO      RIVERDALE                 (SO)        RDL         021299    10/02     5
AAS/SBCDO      ROCKFORD                              RKF         021382    04/02     4
AAS/SBCDO      ROGERS PARK              (NEI)        RPN         021407    08/02     3
AAS/SBCDO      ROSELAND                 (NEI)        RLN         021408    08/02     3
AAS/SBCDO      SCHAUMBURG               (NOW)        SMG         021516    12/02     5
AAS/SBCDO      SENECA                    (MR)        SEN         021532    06/02     4
AAS/SBCDO      SKOKIE+                   (NN)        SKO         021582    06/02     6
AAS/SBCDO      SOUTH SHORE              (NEI)        SSN         021691    08/02     3
AAS/SBCDO      SPRINGFIELD                           SPR         021632    12/02     5
AAS/SBCDO      STERLING                              STE         021665    03/02    4/5
AAS/SBCDO      SUMMIT                    (SO)        SUM         021715    10/02     5
AAS/SBCDO      TINLEY PARK               (SO)        TNL         021765    10/02     5
AAS/SBCDO      VANDALIA                              VAN         021815    04/02     4
AAS/SBCDO      WATSEKA+                  (WT)        WAT         021923    03/02    4/5
AAS/SBCDO      WAUKEGAN                  (FN)        WKN         021931    04/02     5
AAS/SBCDO      WILMINGTON                (SW)        WLM         021955    06/02     5
AAS/SBCDO      WINNETKA                  (NN)        WIN         021963    06/02     5


                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                    Page 5 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                            REGION/      YP            NYPS
BUSINESS                      DIRECTORY                     MARKET    DIRECTORY      DIRECTORY
UNIT                                                         CODE       CODE           CODE         ISSUE     # COL
-------------------------------------------------------------------------------------------------------------------
AAS/SBCDO                     WOODSTOCK                     (MH)      WOO            021971         10/02     4
AAS/SBCDO                     YORKVILLE                     (FV)      YOR            021987         02/02     4
AAS/SBCDO                     ZION                          (FN)      ZIO            021998         04/02     5
INDIANA AMERITECH (CROSS)     ANDERSON, IN                            ADN                           01/02
INDIANA AMERITECH (CROSS)     ATTICA, IN                              007                           05/02
INDIANA AMERITECH (CROSS)     AUBURN, IN                              008                           09/02
INDIANA AMERITECH (CROSS)     BEDFORD, IN                             009                           11/02
INDIANA AMERITECH (CROSS)     BLACKFORD CITY, IN                      055                           05/02
INDIANA AMERITECH (CROSS)     BLOOMINGTON/NASHVLE, IN                 011                           11/02
INDIANA AMERITECH (CROSS)     BLUFFTON, IN                            012                           09/02
INDIANA AMERITECH (CROSS)     BUCK CREEK, IN                          017                           04/02
INDIANA AMERITECH (CROSS)     CENTRAL IND BTB (INDIANPS)              137                           10/02
INDIANA AMERITECH (CROSS)     COLUMBUS, IN                            CLM                           03/02     4
INDIANA AMERITECH (CROSS)     CRAWFORDSVILLE, IN                      CFV                           11/02
INDIANA AMERITECH (CROSS)     CULVER, IN                              032                           04/02
INDIANA AMERITECH (CROSS)     EVANSVILLE, IN & MIDI                   EVN                           03/02
INDIANA AMERITECH (CROSS)     FRANKFORT, IN                           FKF                           03/02
INDIANA AMERITECH (CROSS)     GREATER LAPORTE, IN                     078                           10/02
INDIANA AMERITECH (CROSS)     HENRY CTY-NEW CASTLE, IN                092                           01/02
INDIANA AMERITECH (CROSS)     HUNTINGTON, IN                          HNT                           09/02
INDIANA AMERITECH (CROSS)     INDIANAPOLIS YP, IN                     059                           10/02
INDIANA AMERITECH (CROSS)     INDIANPS EAST SUB, IN                   052                           10/02
INDIANA AMERITECH (CROSS)     INDIANPS NORTH SUB, IN                  020                           10/02
INDIANA AMERITECH (CROSS)     INDIANPS SOUTH SUB, IN                  INS                           10/02
INDIANA AMERITECH (CROSS)     INDIANPS WEST SUB, IN                   104                           10/02
INDIANA AMERITECH (CROSS)     KENDALLVILLE, IN                        082                           09/02
INDIANA AMERITECH (CROSS)     KOKOMO, IN & MIDI                       K0K                           03/02
INDIANA AMERITECH (CROSS)     LEBANON, IN                             069                           10/02
INDIANA AMERITECH (CROSS)     LINTON, IN                              070                           12/02
INDIANA AMERITECH (CROSS)     MARION, IN                              072                           03/02
INDIANA AMERITECH (CROSS)     MARTINSVILLE, IN                        074                           11/02
INDIANA AMERITECH (CROSS)     MICHIANA-S BEND, IN & MIDI              SBD                           05/02

                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                Page 6 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                                 REGION/         YP             NYPS
BUSINESS                                                         MARKET       DIRECTORY      DIRECTORY
UNIT                          DIRECTORY                          CODE           CODE            CODE        ISSUE     #COL
-----------------------------------------------------------------------------------------------------------------
INDIANA AMERITECH (CROSS)     MOROCCO, IN                                        086                        04/02
INDIANA AMERITECH (CROSS)     MUNCIE, IN                                         089                        01/02
INDIANA AMERITECH (CROSS)     PERU, IN                                           103                        08/02
INDIANA AMERITECH (CROSS)     POSEY COUNTY, IN                                   101                        03/02
INDIANA AMERITECH (CROSS)     ROCKPORT, IN                                       105                        12/02
INDIANA AMERITECH (CROSS)     ROCKVILLE, IN                                      106                        05/02
INDIANA AMERITECH (CROSS)     S IN AREA-JEF/NEW ALBY, IN                         061                        08/02
INDIANA AMERITECH (CROSS)     SHELBYVILLE, IN                                    113                        08/02
INDIANA AMERITECH (CROSS)     TELL CITY, IN                                      TLC                        12/02
INDIANA AMERITECH (CROSS)     VINCENNES, IN                                      125                        03/02
INDIANA AMERITECH (CROSS)     VINCENNES, IN                                      125                        09/02
INDIANA AMERITECH (CROSS)     WARRICK COUNTY, IN                                 045                        03/02
INDIANA AMERITECH (CROSS)     WASHINGTON, IN                                     WHT                        03/02
INDIANA AMERITECH (CROSS)     WASHINGTON, IN                                     WHT                        09/02
MICHIGAN AMERITECH (CROSS)    ANN ARBOR, MI                                      ANN                        11/02
MICHIGAN AMERITECH (CROSS)    BATTLE CREEK/MARSHALL, MI                          BTC                        11/02
MICHIGAN AMERITECH (CROSS)    BENTON HARBOR, MI                                  BEN                        12/02
MICHIGAN AMERITECH (CROSS)    CHARLEVOIX, MI                                     CHV                        05/02
MICHIGAN AMERITECH (CROSS)    CHEBOYGAN, MI                                      CHB                        10/02
MICHIGAN AMERITECH (CROSS)    DETROIT MULTI-CULTURAL, MI                         DDN                        12/02
MICHIGAN AMERITECH (CROSS)    DETROIT, MI                                        DET                        12/02
MICHIGAN AMERITECH (CROSS)    DOWNRIVER, MI                                      DNR                        06/02
MICHIGAN AMERITECH (CROSS)    EAST, MI                                           ETA                        12/02
MICHIGAN AMERITECH (CROSS)    EASTSIDE, MI                                       ECG                        12/02
MICHIGAN AMERITECH (CROSS)    ESCANABA, MI                                       ESC                        05/02
MICHIGAN AMERITECH (CROSS)    FARMINGTON, MI                                     FMG                        08/02       4
MICHIGAN AMERITECH (CROSS)    FENTON, MI                                         FNT                        12/02
MICHIGAN AMERITECH (CROSS)    GENESEE CITY (FLINT), MI & MIDI                    FLT                        12/02
MICHIGAN AMERITECH (CROSS)    GRAND RAPIDS, MI & MIDI                            GRR                        12/02
MICHIGAN AMERITECH (CROSS)    GRAND TRAVERSE, MI & MIDI                          GTB                        05/02
MICHIGAN AMERITECH (CROSS)    GREENVILLE, MI                                     GNV                        01/02
MICHIGAN AMERITECH (CROSS)    HASTINGS, MI                                       HAS                        10/02

                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                Page 7 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                                 REGION/         YP             NYPS
BUSINESS                                                         MARKET       DIRECTORY      DIRECTORY
UNIT                          DIRECTORY                          CODE           CODE            CODE        ISSUE     #COL
-----------------------------------------------------------------------------------------------------------------
MICHIGAN AMERITECH (CROSS)    HOLLAND, MI                                       HOL                        06/02
MICHIGAN AMERITECH (CROSS)    HOPKINS, MI                                       HMW                        10/02
MICHIGAN AMERITECH (CROSS)    IRON MOUNTAIN, MI                                 IRM                        06/02
MICHIGAN AMERITECH (CROSS)    JACKSON, MI                                       JKN                        11/02
MICHIGAN AMERITECH (CROSS)    KALAMAZOO, MI                                     KZO                        07/02      4
MICHIGAN AMERITECH (CROSS)    LANSING, MI                                       LSG                        07/02
MICHIGAN AMERITECH (CROSS)    LIVINGSTON CITY, MI                               LIV                        09/02
MICHIGAN AMERITECH (CROSS)    LIVONIA, MI                                       LVN                        06/02
MICHIGAN AMERITECH (CROSS)    MARQUETTE, MI                                     MRQ                        10/02
MICHIGAN AMERITECH (CROSS)    MT CLEMENS, MI                                    MTC                        12/02
MICHIGAN AMERITECH (CROSS)    NEW BUFFALO, MI                                   NBF                        10/02
MICHIGAN AMERITECH (CROSS)    NEWBERRY, MI                                      NBY                        02/02
MICHIGAN AMERITECH (CROSS)    NILES, MI                                         NIL                        05/02
MICHIGAN AMERITECH (CROSS)    NORTH OAKLAND, MI                                 NOP                        06/02
MICHIGAN AMERITECH (CROSS)    NORTH WOODWARD, MI                                NWD                        06/02
MICHIGAN AMERITECH (CROSS)    NORTHERN MACOMB, MI                               NMC                        12/02
MICHIGAN AMERITECH (CROSS)    PLYMOUTH, MI                                      PLY                        06/02
MICHIGAN AMERITECH (CROSS)    PORT HURON, MI                                    PTH                        08/02      4
MICHIGAN AMERITECH (CROSS)    ROCHESTER, MI                                     ROC                        06/02
MICHIGAN AMERITECH (CROSS)    SAGINAW, MI                                       BCS                        08/02
MICHIGAN AMERITECH (CROSS)    SAULT STE MARIE, MI                               SSM                        10/02
MICHIGAN AMERITECH (CROSS)    SHORELINE, MI (GROSE PTES)                        GSP                        12/02
MICHIGAN AMERITECH (CROSS)    SOUTHEASTERN MI BTB (DETROIT)                     SEA                        12/02
MICHIGAN AMERITECH (CROSS)    SOUTHFIELD, MI                                    STF                        06/02
MICHIGAN AMERITECH (CROSS)    STERLING HEIGHTS, MI                              SHT                        12/02      4
MICHIGAN AMERITECH (CROSS)    WEST MICH LAKESHORE, MI                           GRH                        06/02
MICHIGAN AMERITECH (CROSS)    WEST-NORTHWEST, MI                                WNW                        06/02
OHIO AMERITECH (CROSS)        AKRON, OH                                         AKO                        12/02      4
OHIO AMERITECH (CROSS)        ALLIANCE, OH                                      ALC                        06/02
OHIO AMERITECH (CROSS)        CANTON, OH                                        CTO                        06/02      4

                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                Page 8 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                            REGION/           VP            NYPS
BUSINESS                                                    MARKET         DIRECTORY      DIRECTORY
UNIT                          DIRECTORY                      CODE            CODE           CODE         ISSUE   # COL
----------------------------------------------------------------------------------------------------------------------
OHIO AMERITECH (CROSS)        CHAGRIN, OH                                  CHG                           09/02
OHIO AMERITECH (CROSS)        CLEVELAND YP, OH                             CLE                           08/02
OHIO AMERITECH (CROSS)        COLUMBUS NE, OH                              CNE                           12/02      4
OHIO AMERITECH (CROSS)        COLUMBUS NW, OH                              CUE                           12/02      4
OHIO AMERITECH (CROSS)        COLUMBUS SE, OH                              CSE                           12/02      4
OHIO AMERITECH (CROSS)        COLUMBUS SW, OH                              CSW                           12/02      4
OHIO AMERITECH (CROSS)        COLUMBUS WP/YP,OH                            CBS                           08/02
OHIO AMERITECH (CROSS)        DAYTON BTB, OH                               DCW                           02/02      4
OHIO AMERITECH (CROSS)        DAYTON, OH & MIDI                            DAY                           02/02
OHIO AMERITECH (CROSS)        EASTERN OHIO RIVER, OH                       EOR                           10/02
OHIO AMERITECH (CROSS)        EUCLID, OH                                   EUC                           09/02
OHIO AMERITECH (CROSS)        GREATER SOUTHWEST, OH                        GSW                           09/02
OHIO AMERITECH (CROSS)        GREATER WESTERN, OH                          FAI                           09/02      4
OHIO AMERITECH (CROSS)        HEIGHTS/LYNDHURST, OH                        HEA                           09/02      4
OHIO AMERITECH (CROSS)        LAKE & GEAUGA COUNTIES, OH                   LCA                           09/02      4
OHIO AMERITECH (CROSS)        LANCASTER, OH                                LNT                           12/02
OHIO AMERITECH (CROSS)        MARIETTA/PARKERSBURG, OH                     MIE                           10/02      4
OHIO AMERITECH (CROSS)        MASSILLON, OH                                MAS                           06/02
OHIO AMERITECH (CROSS)        MIDDLETOWN, OH                               MDO                           06/02
OHIO AMERITECH (CROSS)        NELSONVILLE, OH                              NEL                           09/02
OHIO AMERITECH (CROSS)        NORTH DAYTON, OH                             DYN                           09/02
OHIO AMERITECH (CROSS)        NORTHEASTERN OH BTB                          CBB                           06/02      4
OHIO AMERITECH (CROSS)        PORTAGE CITY, OH                             KRV                           12/02      4
OHIO AMERITECH (CROSS)        RIPLEY, OH                                   RIP                           05/02
OHIO AMERITECH (CROSS)        SANDUSKY, OH                                 SDS                           10/02      4
OHIO AMERITECH (CROSS)        SOUTH DAYTON, OH                             DAS                           09/02
OHIO AMERITECH (CROSS)        SOUTHEAST, OH                                SAR                           09/02
OHIO AMERITECH (CROSS)        SPRINGFIELD, OH                              SFD                           05/02      4
OHIO AMERITECH (CROSS)        STEUBENVILLE/WEIRTON, OH                     STV                           10/02
OHIO AMERITECH (CROSS)        TOLEDO, OH & MIDI                            TOL                           11/02
OHIO AMERITECH (CROSS)        WASHINGTON COURTHOUSE, OH                    WSH                           05/02
OHIO AMERITECH (CROSS)        WINCHESTER, OH                               WIC                           05/02

                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                              Page 9 of 12


                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                                    REGION/       YP             NYPS
BUSINESS                                                            MARKET     DIRECTORY       DIRECTORY
UNIT                          DIRECTORY                             CODE        CODE            CODE                 ISSUE    # COL
------------------------------------------------------------------------------------------------------------------------------------
OHIO AMERITECH (CROSS)        XENIA, OH                                         XEN                                   09/02
OHIO AMERITECH (CROSS)        YOUNGSTOWN/WARREN, OH                             YNG                                   03/02     4
OHIO AMERITECH (CROSS)        ZANESVILLE, OH                                    ZNV                                   10/02     4
VERIZON-IL/IN (RECIP)         ALEDO-HILLSDALE, IL                               ALD                                   10/02
VERIZON-IL/IN (RECIP)         ANGOLA/STEUBN, IN                                 ANG                                   09/02
VERIZON-IL/IN (RECIP)         ANNA, IL                                          ANA                                   12/02
VERIZON-IL/IN (RECIP)         BLOOMINGTON, IL                                   BLM                                   05/02
VERIZON-IL/IN (RECIP)         BOURBON, IN                                       BRB                                   10/02
VERIZON-IL/IN (RECIP)         CARBONDALE, IL                                    CBD                                   12/02
VERIZON-IL/IN (RECIP)         CARMI, IL                                         CMI                                   10/02
VERIZON-IL/IN (RECIP)         CARROLLTON, IL                                    CRR                                   07/02
VERIZON-IL/IN (RECIP)         CASEY, IL                                         CAS                                   06/02
VERIZON-IL/IN (RECIP)         CHILLICOTHE, IL                                   CCH                                   03/02
VERIZON-IL/IN (RECIP)         CLINTON, IL                                       CLI                                   09/02
VERIZON-IL/IN (RECIP)         CONNERSVILLE, IN                                  CON                                   10/02
VERIZON-IL/IN (RECIP)         DEER CREEK, IL                                    DER                                   08/02
VERIZON-IL/IN (RECIP)         DEKALB-ROCHELLE, IL                               DEK                                   12/02
VERIZON-IL/IN (RECIP)         DELPHI, IN                                        DEL                                   06/02
VERIZON-IL/IN (RECIP)         ELKHART, IN                                       EHT                                   08/02
VERIZON-IL/IN (RECIP)         FAIRFIELD, IL                                     FAF                                   05/02
VERIZON-IL/IN (RECIP)         FLORA, IL                                         FLO                                   04/02
VERIZON-IL/IN (RECIP)         FORT WAYNE, IN                                    FWE                                   06/02
VERIZON-IL/IN (RECIP)         FREEPORT-AW, IL                                   FRP                                   07/02
VERIZON-IL/IN (RECIP)         GOSHEN, IN                                        GOS                                   08/02
VERIZON-IL/IN (RECIP)         GRANVILLE, IL                                     GVL                                   02/02
VERIZON-IL/IN (RECIP)         GTR ST CLAIR CO, IL                               GSC                                   03/02
VERIZON-IL/IN (RECIP)         HAMILTON, IL                                      HMT                                   09/02
VERIZON-IL/IN (RECIP)         HARRISBURG, IL                                    HRB                                   12/02
VERIZON-IL/IN (RECIP)         HARTSBURG, IL                                     HRT                                   08/02
VERIZON-IL/IN (RECIP)         HIGHLAND, IL                                      HLA                                   08/02
VERIZON-IL/IN (RECIP)         HOBART, IN                                        HLS                                   08/02
VERIZON-IL/IN (RECIP)         HOOPESTON/RSVL, IL                                HOO                                   12/02
VERIZON-IL/IN (RECIP)         JACKSONVILLE, IL                                  JAC                                   11/02
VERIZON-IL/IN (RECIP)         KEWANEE, IL                                       KEW                                   10/02

                                                         Agreement No. Aas-463-A
                                                               Page 10 of 12


                              2002 DIRECTORY LIST
                                SORTED BY CLIENT



                                                  REGION/      YP          NYPS
BUSINESS                                          MARKET    DIRECTORY   DIRECTORY
UNIT                   DIRECTORY                   CODE       CODE        CODE      ISSUE   # COL
-------------------------------------------------------------------------------------------------
VERIZON-IL/IN (RECIP)  LAFAYETTE, IN                          LFA                   12/02
VERIZON-IL/IN (RECIP)  LAPORTE/MICH, IN                       LPO                   09/02
VERIZON-IL/IN (RECIP)  LAWRENCEVILLE, IL                      LAW                   04/02
VERIZON-IL/IN (RECIP)  LINCOLN, IL                            LNI                   08/02
VERIZON-IL/IN (RECIP)  LOGANSPORT, IN                         LOG                   03/02
VERIZON-IL/IN (RECIP)  LTL WABASH RVR, IL                     LWR                   04/02
VERIZON-IL/IN (RECIP)  MACOMB AREA WD, IL                     MCB                   03/02
VERIZON-IL/IN (RECIP)  MARION, IL                             MRI                   12/02
VERIZON-IL/IN (RECIP)  MARSHALL, IL                           MSH                   08/02
VERIZON-IL/IN (RECIP)  MENDOTA, IL                            MDT                   10/02
VERIZON-IL/IN (RECIP)  METROPOLIS, IL                         MPL                   12/02
VERIZON-IL/IN (RECIP)  MINONK, IL                             MOK                   11/02
VERIZON-IL/IN (RECIP)  MONTICELLO, IL                         MCO                   04/02
VERIZON-IL/IN (RECIP)  MORTON, IL                             MRT                   02/02
VERIZON-IL/IN (RECIP)  MORTON, IL                             MRT                   02/02
VERIZON-IL/IN (RECIP)  MORTON, IL                             MRT                   12/02
VERIZON-IL/IN (RECIP)  MT CARMEL, IL                          MCA                   08/02
VERIZON-IL/IN (RECIP)  MT STERLING, IL                        MTS                   02/02
VERIZON-IL/IN (RECIP)  N MANCHESTER, IN                       NMH                   10/02
VERIZON-IL/IN (RECIP)  NEWTON, IL                             NEW                   08/02
VERIZON-IL/IN (RECIP)  NORRIS CITY, IL                        NRC                   12/02
VERIZON-IL/IN (RECIP)  OKAWVILLE/ST LIBORY, IL                OSL                   07/02
VERIZON-IL/IN (RECIP)  OLNEY, IL                              OLN                   05/02
VERIZON-IL/IN (RECIP)  PARIS, IL                              PAS                   06/02
VERIZON-IL/IN (RECIP)  PAXTON, IL                             PAX                   03/02
VERIZON-IL/IN (RECIP)  PITTSFIELD, IL                         PTF                   12/02
VERIZON-IL/IN (RECIP)  PONTIAC/LVNGST, IL                     PON                   10/02
VERIZON-IL/IN (RECIP)  PORTAGE-VALPARAISO, IN                 VAL                   09/02
VERIZON-IL/IN (RECIP)  PRINCETON, IL                          PRI                   03/02
VERIZON-IL/IN (RECIP)  RANTOUL, IL                            RAN                   12/02
VERIZON-IL/IN (RECIP)  RICHMOND, IN                           RIC                   10/02
VERIZON-IL/IN (RECIP)  ROBINSON, IL                           ROB                   05/02


                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                              Page 11 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                            REGION/             YP                    NYPS
BUSINESS                                                    MARKET              DIRECTORY           DIRECTORY
  UNIT                        DIRECTORY                      CODE               CODE                  CODE         ISSUE   # COL
----------------------------  ----------------------------- -------             ---------           ---------      -----

VERIZON-IL/IN (RECIP)         S ILLINOIS REG, IL                                SIR                                12/02

VERIZON-IL/IN (RECIP)         SHELDON, IL                                       SHD                                07/02

VERIZON-IL/IN (RECIP)         SPARTA, IL                                        SPA                                12/02

VERIZON-IL/IN (RECIP)         STREATOR, IL                                      STO                                06/02

VERIZON-IL/IN (RECIP)         SULLIVAN, IL                                      SUL                                03/02

VERIZON-IL/IN (RECIP)         TERRE HAUTE, IN                                   TER                                12/02

VERIZON-IL/IN (RECIP)         TUSCOLA, IL                                       TUS                                11/02

VERIZON-IL/IN (RECIP)         VIRDEN, IL                                        VIR                                10/02

VERIZON-IL/IN (RECIP)         W FRANKFORT, IL                                   WFK                                12/02

VERIZON-IL/IN (RECIP)         WABASH, IN                                        WAB                                06/02

VERIZON-IL/IN (RECIP)         WASHINGTON, IL                                    WAH                                03/02

VERIZON-IL/IN (RECIP)         WONDER LAKE, IL                                   WNL                                10/02

WISCONSIN AMERITECH (CROSS)   ALGOMA, WI                                        AGM                                04/02

WISCONSIN AMERITECH (CROSS)   BEAVER DAM, WI                                    BVD                                04/02

WISCONSIN AMERITECH (CROSS)   BELOIT/S BELOIT, IL                               BLO                                02/02

WISCONSIN AMERITECH (CROSS)   BURLINGTON, WI                                    BLN                                07/02

WISCONSIN AMERITECH (CROSS)   CEDARBURG, WI                                     CDB                                11/02

WISCONSIN AMERITECH (CROSS)   EAU CLAIRE, WI                                    ECL                                09/02

WISCONSIN AMERITECH (CROSS)   EVANSVILLE, WI                                    EVS                                01/02

WISCONSIN AMERITECH (CROSS)   FOND DU LAC, WI                                   FDL                                03/02

WISCONSIN AMERITECH (CROSS)   FOX CITIES, WI & MIDI                             APP                                08/02

WISCONSIN AMERITECH (CROSS)   FT ATKINSON, WI                                   FTA                                06/02

WISCONSIN AMERITECH (CROSS)   GREATER WI BTB (MILWAUKEE)                        MWB                                08/02

WISCONSIN AMERITECH (CROSS)   GREEN BAY, WI & MIDI                              GNB                                11/02

WISCONSIN AMERITECH (CROSS)   HARTFORD, WI                                      HTF                                11/02

WISCONSIN AMERITECH (CROSS)   HUDSON, WI                                        HDS                                11/02

WISCONSIN AMERITECH (CROSS)   JANESVILLE, WI                                    JVL                                02/02

WISCONSIN AMERITECH (CROSS)   KENOSHA, WI                                       KNH                                02/02

WISCONSIN AMERITECH (CROSS)   LAKE GENEVA, WI                                   LGV                                07/02

WISCONSIN AMERITECH (CROSS)   MADISON, WI & MIDI                                MDN                                01/02

WISCONSIN AMERITECH (CROSS)   MANITOWOC, WI                                     MTW                                03/02

WISCONSIN AMERITECH (CROSS)   MAYVILLE, WI                                      MVE                                04/02


                                   12/21/2001

                                                         Agreement No. Aas-463-A
                                                                   Page 12 of 12

                              2002 DIRECTORY LIST
                                SORTED BY CLIENT

                                                           REGION/          YP            NYPS
BUSINESS                                                   MARKET        DIRECTORY      DIRECTORY
UNIT                        DIRECTORY                       CODE           CODE           CODE         ISSUE      # CO
------------------------------------------------------------------------------------------------------------------------
WISCONSIN AMERITECH (CROSS) MENOMONEE FALLS, WI                             MNF                        11/02
WISCONSIN AMERITECH (CROSS) MENOMONIE, WI                                   MNO                        08/02
WISCONSIN AMERITECH (CROSS) MILWAUKEE WP, WI                                MWA                        08/02
WISCONSIN AMERITECH (CROSS) MILWAUKEE YP, WI                                MWC                        08/02
WISCONSIN AMERITECH (CROSS) OCONOMOWOC, WI                                  OCN                        11/02
WISCONSIN AMERITECH (CROSS) OSHKOSH, WI                                     OSK                        01/02
WISCONSIN AMERITECH (CROSS) PORT WASHINGTON, WI                             PWH                        11/02
WISCONSIN AMERITECH (CROSS) RACINE, WI                                      RCN                        02/02
WISCONSIN AMERITECH (CROSS) SHEBOYGAN, WI                                   SBY                        01/02
WISCONSIN AMERITECH (CROSS) STEVENS POINT, WI                               SPT                        05/02       4
WISCONSIN AMERITECH (CROSS) STOUGHTON, WI                                   SGT                        01/02
WISCONSIN AMERITECH (CROSS) STURGEON BAY, WI                                STB                        04/02
WISCONSIN AMERITECH (CROSS) UNION GROVE, WI                                 UGB                        02/02
WISCONSIN AMERITECH (CROSS) WATERTOWN, WI                                   WTW                        06/02
WISCONSIN AMERITECH (CROSS) WAUKESHA, WI                                    WKH                        11/02
WISCONSIN AMERITECH (CROSS) WEST BEND, WI                                   WTB                        11/02
WISCONSIN AMERITECH (CROSS) WHITEWATER, WI                                  WHW                        08/02

                                                         Agreement No. Aas-463-A
                                                                 Page 1 of 2

                                  ATTACHMENT 2

                                PRICING SCHEDULE

-------------------------------------------------------------------------------
                                BASE LINE                    2002 VARIABLE RATE
         CATEGORY                VOLUMES   BASE UNIT PRICES       PER UNIT
-------------------------------------------------------------------------------
SERVICE ORDER PROCESSING           ***           ***                ***
 - Automated
 - Manual
 - TC
-------------------------------------------------------------------------------
CONTRACT PROCESSING                ***           ***                ***
(MANUAL INSERTIONS)
 - Local
 - National
 - Reciprocal
-------------------------------------------------------------------------------
COPY PROCESSING                    ***           ***                ***
(COPYSHEETS)
 - Display
 - In-column
 - Process
-------------------------------------------------------------------------------
WHITE PAGE PROCESSING              ***           ***                ***
 - BFO's
-------------------------------------------------------------------------------
PAGE PRODUCTION                    ***           ***                ***
 - Yellow Pages
 - Index Pages
-------------------------------------------------------------------------------
REVENUE ACCOUNTING                 ***           ***                ***
(ACCOUNTS BILLED)
 - Local
 - National
-------------------------------------------------------------------------------
***Confidential treatment has been requested for the redacted portions of this Exhibit, and such portions have been omitted and filed separately with the Securities and Exchange Commission.

                                                         Agreement No. Aas-463-A
                                                               Page 2 of 2

                                  ATTACHMENT 2

                                PRICING SCHEDULE

The inclusion of the Base Unit Price in the above table is for informational purposes only and shall not be construed to suggest that, in the event the Parties mutually agree to modify this Agreement to eliminate certain of the specified services or to add additional volume to the specified Base Line Volumes, the Base Fee will be adjusted based upon the Base Unit Price specified herein. The Parties acknowledge that there are many factors, in addition to the stated Base Unit Price, that will affect pricing of any such modification of services or volumes. Any and all such modifications to services or volumes and related pricing adjustments are subject to the mutual agreement of the Parties at the time of such modifications.

Other services included in base price:

Sensitive Account Processing: Extra quality control procedures performed for certain ads to ensure that no problems occur (e.g. for ads with past problems, legal considerations, etc.)

Trademark Control: For accounts/ads with past trademark issues, extra quality control procedures performed to ensure that no further problems or trademark violations occur.

Reciprocal Copy Editing: For ads sold into Publisher's directories by publishers other than Publisher, editing of ads to ensure compliance with Publisher's standards.

National Billing: Processing national bills, printing invoices, sending bills to Publisher for forwarding to CMR's, providing Publisher with invoice copies and performing other related National Billing activities.

Specialized Billing: Billing for Street Address Directory and New Movers.

Records Management: Imaging all necessary production documents (e.g. contracts, advertising orders, copy, credit applications/documents, proofs, etc.) digitally into a database or by microfilm for storage of this information to support any future requirements that may arise such as questions, claims, lawsuits, etc.

Photo Monitoring: Photographs used in ads may be leased for various time periods and with certain restrictions. Monitoring the use of leased photos to ensure that terms of the leases are complied with.